SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2020
SEGMENT INFORMATION [Abstract]
Location of Property, Plant and Equipment, Net by Country
Location of property, plant and equipment, net by country is the following:

	December 31,
(In millions)	2020	2019	2018
United States	€21.9	€28.6	€29.5
France	22.2	18.3	26.9
Italy	16.7	17.6	18.8
United Kingdom	6.0	4.5	4.4
All other countries	28.7	39.4	32.1
Total property, plant and equipment, net	€95.5	€108.4	€111.7